Filed Pursuant to Rule 497
Registration No. 333-166636

Supplement dated June 29, 2011
to
Prospectus dated January 25, 2011

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Business Development Corporation of America dated January 25, 2011, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 23 of the Prospectus before you decide to invest.

SUITABILITY STANDARDS

This supplement replaces the disclosure regarding the specific suitability standards for Texas, North Carolina and Maine located on page (ii) of the Prospectus under the heading “Suitability Standards” and page A-8 of the subscription agreement with the following:

Texas — We must sell a minimum of $15,000,000 worth of shares before accepting subscriptions from residents of Texas. In addition, investors who reside in the state of Texas must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000; or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Texas investor’s total investment in us shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

Maine — The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and other similar offerings not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

North Carolina — Investors who reside in the state of North Carolina must have either (i) a minimum liquid net worth of $85,000 and minimum annual gross income of $85,000 or (ii) a minimum liquid net worth of $300,000.

This supplement replaces the last sentence of the paragraph under the section entitled “Prospectus Summary — Suitability Standards” on page 5 of the Prospectus as well as the last sentence of the first paragraph of the section entitled “Questions And Answers About This Offering — Q: Who can buy shares of common stock in this offering?” on page 20 of the Prospectus with the following:

For additional information, including special suitability standards for residents of Alabama, Arizona, California, Idaho, Iowa, Kansas, Kentucky, Maine, Michigan, Nebraska, New Jersey, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Tennessee and Texas, see “Suitability Standards.”

STRATEGIC SERVICES AGREEMENT WITH MAIN STREET CAPITAL CORPORATION

On June 23, 2011, the Company’s Adviser and Sub-Adviser mutually agreed to terminate the Sub-Advisory Agreement between them. Simultaneously, our Adviser and a wholly-owned subsidiary of the Sub-Adviser, Main Street Capital Partners, LLC, entered into a strategic services agreement, or the Strategic Services Agreement. Pursuant to the Strategic Services Agreement, Main Street Capital Partners, LLC has agreed to act as a consultant to BDCA Adviser, offering advice and guidance with respect to certain “back-office” and compliance functions, including, but not limited to, compliance with the 1940 Act rules and regulations, RIC compliance, investment company accounting matters and other applicable regulatory and operational service issues. BDCA Adviser will pay Main Street Capital Partners, LLC in advance, a quarterly retainer equal to $40,000, plus costs and expenses associated with the services provided. BDCA Adviser has agreed to pay an hourly fee of $250/hour, unless BDCA Adviser and Main Street Capital Partners, LLC agree otherwise in writing. If the number of hours of services performed in a quarter exceeds the quarterly retainer amount, Main Street Capital Partners, LLC will invoice our Adviser for the additional hours of services rendered at the hourly rate. If the number of hours of services performed in a calendar quarter does not use the entire retainer amount, any unused retainer amount will be credited to the retainer required for the next calendar quarter.

We believe that by terminating any investment advisory relationship with Main Street we will be free of the restrictions under the 1940 Act prohibiting us from co-investing with Main Street in debt and equity investments in accordance with our investment objectives and using the strategies described in this prospectus. We believe that by maintaining a relationship with Main Street through our Strategic Services Agreement and otherwise, we will be looked upon favorably by Main Street as a prospective co-investor on certain investment opportunities that meet our investment objectives. However, Main Street has no obligation to present any co-investment opportunity to us or our Adviser, and we can provide no assurance that we will be presented with any co-investment opportunities by Main Street, that any opportunity we do receive will be acceptable to our Adviser or our board of directors, or that we will ever enter into any co-investment transaction with Main Street.

In light of the new disclosure under “Strategic Services Agreement with Main Street Capital Corporation” disclosed above, this supplement:

•	Removes all references and disclosure with respect to Main Street serving as our Sub-Adviser on the cover page of the Prospectus.
•	Removes all references and disclosure with respect to Main Street serving as our Sub-Adviser or the Sub-Advisory Agreement, including any amounts payable under the Sub-Advisory Agreement under the section “Prospectus Summary” in the Prospectus.
•	Deletes footnote (4) on page 18 of the Prospectus under the section entitled “Compensation Of The Dealer Manager And The Investment Adviser.”
•	Removes all references and disclosure with respect to Main Street serving as our Sub-Adviser or the Sub-Advisory Agreement, including any amounts payable under the Sub-Advisory Agreement under the section “Questions and Answers About this Offering” in the Prospectus.
•	Removes all references and disclosure with respect to Main Street serving as our Sub-Adviser or the Sub-Advisory Agreement, including any disclosure regarding potential conflicts of interest with Main Street as Sub-Adviser under the section “Risk Factors” in the Prospectus.
•	Removes all references and disclosure with respect to Main Street serving as our Sub-Adviser or the Sub-Advisory Agreement, including any amounts payable under the Sub-Advisory Agreement under the section “Discussion Of The Company’s Expected Operating Plans” in the Prospectus.
•	Removes all references and disclosure with respect to Main Street serving as our Sub-Adviser or the Sub-Advisory Agreement, including any amounts payable under the Sub-Advisory Agreement and removes the disclosure regarding the prohibitions on co-investing with Main Street under the section “Investment Objective And Policies” in the Prospectus.

•	Removes all references and disclosure with respect to Main Street serving as our Sub-Adviser, including the background and experience of the principals of Main Street, or the Sub-Advisory Agreement under the section “Portfolio Management” in the Prospectus.
•	Removes all references and disclosure with respect to Main Street serving as our Sub-Adviser or the Sub-Advisory Agreement, including any amounts payable under the Sub-Advisory Agreement under the section “Investment Advisory And Management Services Agreement” in the Prospectus.
•	Removes all references and disclosure with respect to Main Street serving as our Sub-Adviser under the section “Certain Relationships And Related Party Transactions —Allocation of Main Street’s Time” and “Certain Relationships And Related Party Transactions —Competition/Co-Investment” on page 84 of the Prospectus.

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

As a result of the termination of the Sub-Advisory Agreement, we have entered into an amended and restated Investment Advisory Agreement with our Adviser reducing the management fee 25%, from 2.0% to 1.5% of our gross assets.

In connection with the Amended and Restated Investment Advisory Agreement, this supplement revises the disclosure in the Prospectus as follows:

•	Replaces 2.0% with 1.5% in the last sentence in the first paragraph under “Prospectus Summary — Investment Advisory Fees” on page 9 of the Prospectus.
•	Replaces 3.0% with 2.25% in the line item “Management fee” on the table located in the section entitled “Fees and Expenses” on page 12 of the Prospectus.
•	Replaces footnote (5) on page 13 of the Prospectus with the following: “Our management fee under the Investment Advisory Agreement will be payable quarterly in arrears, and will be calculated at an annual rate of 1.5% of the average of our gross assets. See Investment Advisory and Management Services Agreement — Management Fees.”
•	Replaces 2.0% with 1.5% in the first sentence in the first paragraph in the middle column under “Compensation of the Dealer Manager and the Investment Adviser —Investment Adviser Fees” on page 14 of the Prospectus and replaces the estimated amount for maximum offering in the last column on the same line with $19,912,500.
•	Replaces 2.0% with 1.5% in the first sentence in the paragraph under “Discussion of the Company’s Expected Operating Plans —Contractual Obligations” on page 53 of the Prospectus.
•	Replaces 2.0% with 1.5% in the first sentence in the paragraph under “Investment Advisory and Management Services Agreement — Management Fees” on page 75 of the Prospectus.

In addition, this supplement replaces Example 1 on pages 76 and 77 of the Prospectus regarding the income related portion of the incentive fee with the following:

Examples of Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1 — Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%
•	Hurdle rate (1) = 1.75%
•	Management fee (2) = 0.375%
•	Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%
•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.675%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2 — Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 2.70%
•	Hurdle rate (1) = 1.75%
•	Management fee (2) = 0.375%
•	Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%
•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.125%

Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Adviser.

Incentive fee	= 100% × pre-incentive fee net investment income, subject to the “catch-up” (4) = 100% × (2.125% – 1.75%) = 0.375%

Alternative 3 — Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.00%
•	Hurdle rate (1) = 1.75%
•	Management fee (2) = 0.375%
•	Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%
•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.425%

Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Adviser.

•	Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up” (4)
•	Incentive fee = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.1875%))
•	Catch-up = 2.1875% – 1.75% = 0.4375%
•	Incentive fee = (100% × 0.4375%) + (20% × (2.425% – 2.1875%)) = 0.4375% + (20% × 0.2375%) = 0.4375% + 0.0475% = 0.485%
(1)	Represents 7.0% annualized hurdle rate.
(2)	Represents 1.5% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our Adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any calendar quarter.
(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

SHARE REPURCHASE PROGRAM

As previously disclosed in the Prospectus, beginning 12 months after meeting our minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our board of directors unless, in the judgment of the independent members of our board of directors, such repurchases would not be in our best interests or would violate applicable law. We anticipate making periodic repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934 and the 1940 Act. In the Prospectus, we disclosed that we anticipated repurchasing shares at a price equal to 90% of the purchase price during the offering period. We currently anticipate that we will offer to repurchase such shares on each date of repurchase at the following purchase prices:

•	92.5% of the price paid to acquire the shares from us for stockholders who have continuously held their shares for at least one year; and
•	95.0% of the price paid to acquire the shares from us for stockholders who have continuously held their shares for at least two years;

in each case, as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to our common stock.

In connection with our Share Repurchase Program, this supplement revises the disclosure in the Prospectus as follows:

•	Replaces the fourth sentence in the third paragraph under the section “Prospectus Summary —Share Repurchase Program” on page 8 of the Prospectus with the following sentence: “We currently anticipate that we will offer to repurchase such shares on each date of repurchase at 92.5% of the purchase price paid to acquire the shares from us for stockholders who have continuously held their shares for at least one year and 95.0% of the purchase price paid to acquire the shares from us for stockholders who have continuously held their shares for at least two years.”
•	Replaces the first sentence of the last risk factor on page 38 of the Prospectus with the following sentence: “We currently anticipate that we will offer to repurchase such shares on each date of repurchase at 92.5% of the purchase price paid to acquire the shares from us for stockholders who have continuously held their shares for at least one year and 95.0% of the purchase price paid to acquire the shares from us for stockholders who have continuously held their shares for at least two years.”
•	Replaces the second sentence of the first risk factor on page 39 of the Prospectus under the caption “Risk Factors —The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders,” with the following sentence: “As a result, to the extent you have the ability to sell your shares to us as part of our share repurchase program, the price at which you may sell your shares may be lower than what you paid in connection with your purchase of shares in our offering.”
•	Replaces the last sentence of the second paragraph on page 115 under the section “Share Repurchase Program” with the following: “We currently anticipate that we will offer to repurchase such shares on each date of repurchase at 92.5% of the purchase price paid to acquire the shares from us for stockholders who have continuously held their shares for at least one year and 95.0% of the purchase price paid to acquire the shares from us for stockholders who have continuously held their shares for at least two years.”

In addition, this supplement replaces the last paragraph under the section “Share Repurchase Program” on page 116 of the Prospectus with the following:

Death or Disability.  Pursuant to the terms of our charter, we will waive the one-year holding period for shares repurchased in connection with a stockholder’s death or qualifying disability. If shares are to be repurchased in connection with a stockholder’s death or qualifying disability the repurchase price will be: (i) 100% of the purchase price paid to acquire the shares from us for stockholders who have continuously held their shares for less than one year; (ii) 92.5% of the purchase price paid to acquire the shares from us for stockholders who have continuously held their shares for at least one year; or (iii) 95.0% of the purchase price paid to acquire the shares from us for stockholders who have continuously held their shares for at least two years.

Transfer on death designation.  You have the option of placing a transfer on death, or TOD, designation on your shares purchased in this offering. A TOD designation transfers ownership of your shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of Louisiana, Puerto Rico, Texas or the Virgin Islands. If you would like to place a TOD designation on your shares, you must check the TOD box on the subscription agreement and you must complete and return the transfer on death form available upon request to us in order to effect the designation.

CAPITAL CONTRIBUTION BY OUR ADVISER

This supplement amends and restates the fourth paragraph on page 3 of the Prospectus summary under the heading “About BDCA Adviser, LLC.”

BDCA Adviser, pursuant to a private placement, contributed an aggregate of $200,000 to purchase 22,222 shares of common stock at $9.00 per share, which represents the public offering price of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share. In addition, BDCA Adviser has agreed to contribute an additional $1,000,000 to purchase 111,110 shares of our common stock at $9.00 per share before we accept $15,000,000 in subscriptions so that the aggregate contribution by BDCA Adviser will be $1,200,000. BDCA Adviser will not tender any of its shares for repurchase as long as they continue to serve as our investment adviser.

This supplement amends and restates the following paragraph on page 51 of the Prospectus under the heading “Discussion of the Company’s Expected Operating Plans —Capital Contribution by our Adviser.”

Our Adviser, pursuant to a private placement, contributed $200,000 to purchase 22,222 shares of common stock at $9.00 per share, which represents the public offering price of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share. Because no sales commission or dealer manager fees will be paid on the gross offering proceeds from the private placement, the per share net offering proceeds received by us from the private placement are equal to the per share net offering proceeds that we will receive from this offering. In addition, our Adviser has agreed to contribute an additional $1,000,000 to purchase 111,110 shares of our common stock at $9.00 per share before we accept $15,000,000 in subscriptions so that the aggregate contribution by the Adviser will be $1,200,000. Our Adviser will not tender any of its shares for repurchase as long as they continue to serve as our investment adviser.

This supplement amends and restates the second paragraph on page 83 of the Prospectus under the heading “Certain Relationships and Related Party Transactions.”

BDCA Adviser, pursuant to a private placement, contributed an aggregate of $200,000 to purchase 22,222 shares of common stock at $9.00 per share, which represents the public offering price of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share. Because no sales commission or dealer manager fees will be paid on the gross offering proceeds from the private placement, the per share net offering proceeds received by us from the private placement are equal to the per share net offering proceeds that we will receive from this offering. In addition, BDCA Adviser has agreed to contribute an additional $1,000,000 to purchase 111,110 shares of our common stock at $9.00 per share before we accept $15,000,000 in subscriptions so that the aggregate contribution by BDCA Adviser will be $1,200,000. BDCA Adviser will not tender any of its shares for repurchase as long as they continue to serve as our investment adviser.

MANAGEMENT

This supplement deletes the second sentence of Mr. Nicholas S. Schorsch’s biography located on page 66 of the Prospectus.

This supplement replaces the second sentence of Mr. Peter M. Budko’s biography located on page 67 of the Prospectus with the following:

Mr. Budko has also served as chief executive officer of BDCA Adviser since June 2011.